UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934
Date of Report (Date of Earliest Event Reported)   March 21, 2008

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 30150 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

None
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated March 26, 2008.

Item 8.01 – Other Events

On March 21, 2008, Nevada Power Company (“Nevada Power”), a wholly-owned subsidiary of Sierra Pacific Resources, entered into a joint ownership agreement with Ormat Nevada Inc. (“Ormat”), a wholly-owned subsidiary of Ormat Technologies Inc. (NYSE: ORA), for the co-development of the Carson Lake geothermal energy project near Fallon, Nevada.

A 24-megawatt (MW) net capacity power purchase agreement for the Carson Lake project was originally awarded as part of Nevada Power’s 2005 renewable energy RFP. With the new agreement, the project’s ultimate size will be based on the results of drilling now underway by Ormat, but is expected to be at least 30 MW net.

Under the joint ownership agreement, each party will own a 50 percent undivided interest in the project as tenants-in-common.  The geothermal site is located on Bureau of Land Management and Navy land in west-central Nevada both on and adjacent to the Fallon Naval Air Station, approximately 70 miles east of Reno.  The joint ownership agreement is subject to several conditions, including securing the approval of the Public Utilities Commission of Nevada (the “PUCN”).  Nevada Power will file the joint operating agreement with the PUCN for approval and to request that the current purchase power agreement between Nevada Power and Ormat be expanded to reflect the joint ownership agreement.

A copy of the press release announcing the joint ownership agreement is filed herewith as Exhibit 99.1.

       This disclosure contains forward-looking statements regarding the future performance of Nevada Power Company, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, Nevada Power's ability to obtain necessary regulatory approvals and permits, risks related to construction of power plants, changes in applicable environmental laws or regulations, and, if necessary, Nevada Power's ability to obtain financing on favorable terms. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Nevada Power Company are contained in its Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC. Nevada Power Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits — The following exhibit is filed with this Form 8-K:

EX-99.1 - Press Release dated March 26, 2008.

SIGNATURES

Sierra Pacific Resources (Registrant)
Date: March 27, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer (Principal Accounting Officer)

Nevada Power Company (Registrant)
Date: March 27, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer (Principal Accounting Officer)